UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K/A
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2022
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Explanatory Note
On April 12, 2022, Masimo Corporation (“Masimo” or the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (“Initial 8-K”) to disclose that it had completed its previously announced acquisition of Viper Holdings Corporation (“Viper”). This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Initial 8-K to include the historical audited consolidated financial statements of Viper and the pro forma unaudited condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.
The pro forma unaudited condensed combined financial information included as Exhibit 99.3 to this Current Report on Form 8-K has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that Masimo and Viper would have achieved had the companies been combined at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the acquisition.
Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
1)    The audited financial statements of Viper Holdings Corporation, which comprise (a) the consolidated balance sheet of March 31, 2022; (b) the related consolidated statement of income, comprehensive income, stockholders’ equity, and cash flows for the year then ended, and (c) the related notes to the financial statements, are filed as Exhibit 99.2 to this Amendment No. 1.
(b) Proforma Financial Information
The following up pro forma information is filed as Exhibit 99.3 to this Amendment No. 1:
1)    The unaudited pro forma condensed combined balance sheets of Masimo Corporation and Viper Holding Corporation as of January 1, 2022;
2)    The unaudited pro forma condensed combined statements of operations of Masimo Corporation and Viper Holdings Corporation for the year end January 1, 2022; and
3) The related notes to the unaudited pro forma condensed combined financial information.
(d) The following items are filed as exhibits to the Initial Report, as amended by this Amendment No. 1:

Exhibit No.	Description
10.1*	Offer Letter, dated April 1, 2022, between the Company and Kevin P. Duffy.
10.2*	Fifth Amended and Restated Employment Agreement made and entered into as of November 30, 2017, by and between DEI Holdings, Inc. Kevin P. Duffy.
23.1	Consent of BDO USA, LLP independent auditors of Viper Holdings Corporation.
99.1*	Press release, Dated April 12, 2022, Announcing the Completion of the Sound United Acquisition.
99.2
Audited financial statements of Viper Holdings Corporation, which comprise (a) the consolidated balance sheet of March 31, 2022; (b) the related consolidated statement of operations, comprehensive loss, redeemable preferred stock and deficit, and cash flows for the year then ended, and (c) the related notes to the financial statements.

99.3
The unaudited pro forma condensed combined balance sheet of Masimo Corporation and Viper Holdings Corporation as of January 1, 2022; unaudited pro forma condensed combined statement of operations of Masimo Corporation and Viper Holdings Corporation for the year end January 1, 2022; and the related notes to the unaudited pro forma condensed combined financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 24, 2022	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)